NUMBER                                                                  SHARES

                              COYOTE SPORTS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
                 29,000,000 AUTHORIZED SHARES $.001 PAR VALUE

                                                            -----------------
                                                            CUSIP 224071 10 0
                                                            -----------------
                                                               SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS

                                  [SPECIMEN]

THIS CERTIFIES THAT

Is The Owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF $.001 PAR VALUE COMMON STOCK OF

                              COYOTE SPORTS, INC.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:


       SECRETARY                                              PRESIDENT

                             [COYOTE SPORTS, INC.
                           CORPORATE SEAL OF NEVADA
                                 APPEARS HERE]


COUNTERSIGNED AND REGISTERED:

AMERICAN SECURITIES TRANSFER & TRUST, INC.
P.O. Box 1596
Denver, Colorado 80201

By_______________________________________________
  Transfer Agent & Registrar Authorized Signature

                              COYOTE SPORTS, INC.

        The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common          UNIF GIFT MIN ACT-....Custodian....
    TEN ENT - as tenants by the entireties                   (Cust)      (Minor)
    JT TEN  - as joint tenants with right         under Uniform Gifts to Minors
              of survivorship and not as          Act..........................
              tenants in common                              (State)

    Additional abbreviations may also be used though not in the above list.

________________________________________________________________________________

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                  ]


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ____________________________


                     ___________________________________________________________


                     ___________________________________________________________
                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                             CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

__________________________________
The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.